UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d) OF
                THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported): June 21, 1999


                       The Right Start, Inc.
   ------------------------------------------------------------
        (Exact name of registrant as specified in charter)

      California                0-19536               95-3971414
 --------------------    --------------------    --------------------
   (State of other         (Commission file          (IRS employer
   jurisdiction of              number)             identification
    incorporation)                                      number)

5388 Sterling Center Drive, Unit C
Westlake Village, California                         91361
---------------------------------------             ----------
(Address of principal executive offices)            (Zip code)

                          (818) 707-7100
                  ------------------------------
       (Registrant's telephone number, including area code)

                          Not applicable
   ------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 4.    Change in Registrant's Certifying Accountant

     On June 21, 1999, The Right Start, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The decision to change independent accountants was approved by the Registrant's Audit Committee on June 18, 1999. During the two most recent fiscal years and through June 21, 1999, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements for such years. PWC's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant has provided PWC with a copy of this disclosure and has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of PWC's letter to the SEC, dated June 24, 1999, is filed as Exhibit 16.1 to the this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           16.1 Letter from  PriceWaterhouseCoopers  LLP to the  Securities  and
           Exchange  Commission  re:  change  in  the  Registrant's   certifying
           accountant dated June 24, 1999.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE RIGHT START, INC.


Date:  June 24,  1999                             /s/ Jerry R. Welch
                                                  -----------------------------
                                                  Jerry R. Welch
                                                  Chief Executive Officer and
                                                  Chairman of the Board

                           EXHIBIT INDEX


16.1 Letter from PriceWaterhouseCoopers LLP to the Securities and Exchange Commission re: change in the Registrant's certifying accountant dated June 24, 1999.